UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
January 29, 2020

Sunrun Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37511	26-2841711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
225 Bush Street, Suite 1400
San Francisco, California 94104
(Address of principal executive offices, including zip code)
(415) 580-6900
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RUN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 29, 2020, the Compensation Committee of the Board of Directors (the “Board”) of Sunrun Inc. (the “Company”) adopted the Amended and Restated Executive Incentive Compensation Plan (the “Restated Plan”) in connection with the Compensation Committee’s adoption of a clawback policy that provides for the recoupment of incentive compensation from an executive officer in the event of certain misconduct that results in the need for the Company to prepare a financial restatement or the restatement of certain operational metrics used to determine incentive compensation (the “Clawback Policy”).
The Compensation Committee administers the Restated Plan and may grant incentive awards under the Restated Plan to the Company’s executive level officer and non-officer employees, including the Company’s named executive officers. Incentive awards are eligible to be earned based upon performance goals established by the administrator, which may include corporate and individual performance goals.
The administrator may, in its sole discretion and at any time, increase, reduce or eliminate a participant’s actual award in relation to the participant’s target award on the basis of such factors as it deems relevant, and it is not required to establish any allocation or weighting with respect to the factors it considers. Actual awards generally will be paid in cash (or its equivalent) but may also be paid in an equity award under the Company’s equity incentive plan as determined by the administrator.
A participant’s actual award is not earned until no longer subject to recoupment under the Company’s Clawback Policy, to the extent applicable.
The Board and the administrator have the authority to amend, suspend or terminate the Restated Plan.
The above description of the material terms of the Restated Plan does not purport to be complete and is qualified in its entirety by reference to the Restated Plan attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Sunrun Inc. Amended and Restated Executive Incentive Compensation Plan.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNRUN INC.

By:	/s/ Jeanna Steele
Jeanna Steele General Counsel

Date: February 4, 2020